Exhibit 32.2

                              HYDRON TECHNOLOGIES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Terrence McGrath, Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ TERRENCE S. MCGRATH
                                       -------------------------------------
                                       Terrence S. McGrath
                                       Chief Operating Officer

                                       August 12, 2003

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